SUN CAPITAL ADVISERS TRUST

SC BlackRock Inflation Protected Bond Fund

Supplement dated July 26, 2010

To the Initial Class and Service Class Prospectuses, each dated May 1, 2010

This supplement provides information relating to adding a new portfolio manager for the SC BlackRock Inflation Protected Bond Fund (the “Fund”).  Effective immediately, the section in the Initial Class and Service Class Prospectuses captioned “Fund Summaries – Fixed Income Funds – SC BlackRock Inflation Protected Bond Fund – Portfolio Management” on page 71 of both the Initial Class and Service Class Prospectuses is amended to add the following:

Portfolio Managers:
	Title with the Subadviser	Manager Since
Martin Hegarty	Managing Director	2010

The following replaces the portfolio manager information in its entirety for the Fund under “About the Portfolio Managers” on page 104-105 in the Initial Class Prospectus and page 105 in the Service Class Prospectus:

		Manager
Fund	Fund Manager(s)	since	Positions during past five years

SC BlackRock Inflation Protected Bond Fund (Jointly managed)	Stuart Spodek	2008
Managing Director, BlackRock, since 2002. Co-Head of US Fixed Income within Fixed Income Portfolio Management Group (since 2007), Portfolio Manager (since 1995), and Analyst (since 1993) at BlackRock Advisors, LLC.

	Brian Weinstein	2008
Managing Director, BlackRock, since 2007. Co-Portfolio Manager, BlackRock, since 2005. Member of Portfolio Management Group at BlackRock Advisors, LLC (since 2002). Member of Portfolio Analytics Group at BlackRock Advisors, LLC (2000-2002).

	Martin Hegarty	2010
Managing Director, BlackRock, since 2010. Co-Head of BlackRock’s Global Inflation-Linked Portfolios since 2010. Director of Bank of America Merrill Lynch (2005-2009). Vice President of Bank of America Merrill Lynch (2003-2005).